EX-99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Philip R. McLoughlin, Chairman of Phoenix-Goodwin California Tax Exempt Bond Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  January 5, 2004               /s/Philip R. McLoughlin
     -----------------------         -----------------------------------
                                     Philip R. McLoughlin, Chairman
                                     (principal executive officer)


I, Nancy G. Curtiss, Treasurer of Phoenix-Goodwin California Tax Exempt Bond Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  January 5, 2004               /s/Nancy G. Curtiss, Treasurer
     -----------------------         -----------------------------------
                                     Nancy G. Curtiss, Treasurer
                                     (principal financial officer)